EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of February 9, 2012, between ASEN 2, CORP., a Delaware corporation (the “Company”) and PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD., a Cayman Islands corporation (“Opportunities”) and PWCM MASTER FUND LTD., a Cayman Islands corporation, (“PWCM”; and together with each of their respective successors and assigns, Opportunities and PWCM, collectively, the “Secured Party”).

WITNESSETH:

WHEREAS, the Secured Party has agreed to purchase from the Company that certain Secured Convertible Promissory Note bearing even date herewith in the principal amount of $20,000,000 (the “Note”) pursuant to that certain Note and Warrant Purchase Agreement dated as of the date hereof (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”) by and among the Company, American Standard Energy Corporation, a Delaware corporation, and the Secured Party, and

WHEREAS, in order to induce the Secured Party to enter into the Purchase Agreement and other Transaction Documents and to purchase the Note pursuant to the Purchase Agreement, the Company has agreed to grant to the Secured Party a continuing security interest in and to the Collateral (as defined in this Agreement) in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in this Agreement).

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note, or if not expressly defined in the Note, then in the Purchase Agreement; provided, however, that, for purposes of this Agreement, “Transaction Documents” shall not include the Guaranty or any other Transaction Document that the Company is not a party to. Any terms used in this Agreement that are defined in the Code (whether or not capitalized) shall be construed and defined as set forth in the Code unless otherwise defined herein or in Note or the Purchase Agreement; provided, however, that if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

“Account” means an account (as that term is defined in the Code).

“Account Debtor” means an account debtor (as that term is defined in the Code).

“Books” means books and records (including the Company’s Records indicating, summarizing, or evidencing the Company’s assets (including the Collateral) or liabilities, the Company’s Records relating to the Company’s business operations or financial condition, and the Company’s goods or General Intangibles related to such information).

“Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

“Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Secured Party’s Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

“Collateral” has the meaning specified therefor in Section 2.

“Company” has the meaning specified therefor in the recitals to this Agreement.

“Equipment” means equipment (as that term is defined in the Code).

“Excluded Collateral” shall mean: (i) any non-material permit, lease, license or contract held by the Company that prohibits, or requires the consent of any Person as a condition to the creation by the Company of a Lien thereon and such consent has not been obtained, or any non-material permit, lease, license or contract held by the Company to the extent that any applicable law prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code or any other applicable law; and (ii) equipment owned by the Company that is subject to a Lien securing a purchase money obligation or capitalized lease obligation if the contract or other agreement in which such Lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person as a condition to the creation of any other Lien on such equipment and such consent has not been obtained for so long as such restriction or prohibition is not removed, terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other applicable law; provided, however, that the foregoing shall cease to be Excluded Collateral (and shall constitute Collateral immediately at such time as the contractual or legal prohibition or restriction shall no longer be applicable, and, to the extent severable, such Lien shall attach to any portion of such permit, lease, license or contract not subject to the prohibitions specified in (i) or (ii) above; provided further, that Excluded Collateral shall not include any proceeds of any such permit, lease, license or contract.

“General Intangibles” means general intangibles (as that term is defined in the Code), and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill and domain names, industrial designs or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than money, Accounts, Chattel Paper, goods, Negotiable Collateral, and oil, gas, or other minerals before extraction.

“Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of title 11 of the United States Code, as in effect from time to time, or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement or other similar relief.

“Inventory” means inventory (as that term is defined in the Code).

“Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents.

“Organizational Documents” mean the documents by which the Company was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Company (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

“Proceeds” has the meaning specified therefor in Section 2.

“Purchase Agreement” has the meaning specified therefor in the recitals to this Agreement.

“Real Property” means the Oil and Gas Properties with respect to which the Company has executed and delivered to the Secured Party Deeds of Trust.

“Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Security Interest” has the meaning specified therefor in Section 2.

“Secured Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, of the Company to the Secured Party under this Agreement, the Note, the Purchase Agreement and the other Transaction Documents to which the Company is a party, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Secured Obligations” shall include, without limitation: (i) principal of, and interest on, the Note and the advance extended pursuant thereto (including any interest that accrues after the commencement of an Insolvency Proceeding regardless of whether allowed or allowable in whole or in part as a claim in such Insolvency Proceeding); and (ii) any and all other fees, legal fees and other expenses, indemnities, costs, obligations and liabilities of the Company from time to time to the extent payable by the Company to the Secured Party under or in connection with this Agreement, the Note, the Purchase Agreement and the other Transaction Documents to which the Company is a party.

“Secured Party’s Liens” means the Liens granted by the Company to the Secured Party under the Transaction Documents.

“Supporting Obligations” means supporting obligations (as such term is defined in the Code).

2.          Grant of Security. The Company hereby unconditionally grants, assigns, and pledges to the Secured Party a continuing security interest (herein referred to as the “Security Interest”) in all of the Company’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located, but only to the extent directly relating to, arising from or used in connection with the Company’s Real Property (the “Collateral”):

(a)          all of the Company’s Accounts;

(b)          all of the Company’s Books;

(c)          all of the Company’s Chattel Paper;

(d)          all of the Company’s Equipment and fixtures;

(e)          all of the Company’s General Intangibles;

(f)          all of the Company’s Inventory;

(g)          all of the Company’s Negotiable Collateral;

(h)          all of the Company’s rights in respect of Supporting Obligations;

(i)          all of the Company’s money, cash equivalents, or other assets of each the Company that now or hereafter come into the possession, custody, or control of Secured Party;

(j)          all of the proceeds and products, whether tangible or intangible, of any of the foregoing resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).

The foregoing notwithstanding, the Collateral shall not include any Excluded Collateral.

3.          Security for Secured Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.

4.          Company Remain Liable. Anything herein to the contrary notwithstanding, (a) the Company shall remain liable under the contracts and agreements included in the Collateral, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Company from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Note, the Purchase Agreement, or the other Transaction Documents, the Company shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its business, subject to and upon the terms hereof and of the Note, the Purchase Agreement and the other Transaction Documents.

5.          Representations and Warranties. The Company hereby represents and warrants as follows:

(a)          The exact legal name, jurisdiction of incorporation, organization or formation, organizational identification number, if any, and chief executive office of the Company is set forth on Schedule 1 attached hereto. The Company has not used any name other than that as set forth on Schedule 1 for the preceding four months.

(b)          Schedule 2 attached hereto sets forth all Real Property.

(c)          The Company has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated herein and the other Transaction Documents have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement and the other Transaction Documents have been duly executed by the Company. This Agreement and the other Transaction Documents constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(d)          No written claim has been received by the Company that any Collateral or the Company’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Company’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)          The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business (except when temporarily kept at the offices of its attorneys or accountants) and its Collateral at the locations set forth on Schedule 2 attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least ten (10) Business Days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the Code and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Party, subject to Permitted Encumbrances, a valid, perfected and continuing perfected security interest in the Collateral.

(f)          The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company do not (i) violate any of the provisions of the Organizational Documents or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Company or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Company’s debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. If any, all required consents (including, without limitation, from stockholders or creditors of the Company) necessary for the Company to enter into and perform its obligations hereunder have been obtained.

(g)          This Agreement creates a valid security interest in the Collateral, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing the Company as a debtor and the Secured Party as secured party in the jurisdictions listed next to the Company’s name on Schedule 3 attached hereto. Upon the making of such filings, the Secured Party shall have, subject to Permitted Encumbrances, a perfected first priority security interest in the Collateral to the extent such security interest can be perfected by the filing of a financing statement. All action by the Company necessary to perfect such security interest on each item of Collateral has been duly taken.

(h)          No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the grant of a Security Interest by the Company in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement and the other Transaction Documents by the Company, except such consents, approvals, authorizations, orders, actions, notice or filings the absence of which could not, individually or in the aggregate, have a Material Adverse Effect.

6.          Covenants. In, addition to the covenants in the Purchase Agreement, the Company covenants and agrees with the Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 20 hereof:

(a)           Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral or Chattel Paper, and if and to the extent that perfection or priority of the Secured Party’s Security Interest is dependent on or enhanced by possession, the applicable Company, promptly (and in any event within five (5) Business Day) upon the request of the Secured Party, shall execute such other documents and instruments as shall be reasonably requested by the Secured Party or, if applicable, endorse and deliver physical possession of such Negotiable Collateral or Chattel Paper to the Secured Party or its representative, together with such undated powers endorsed in blank as shall be reasonably requested by the Secured Party.

(b)           Chattel Paper.

(i)          The Company shall take all steps reasonably necessary to grant the Secured Party control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction.

(ii)         If the Company retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Purchase Agreement), promptly upon the request of the Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Pentwater Equity Opportunities Master Fund Ltd and PWCM Master Fund Ltd”.

(c)          Transfers and Other Liens. Except as otherwise expressly permitted hereby or by the Purchase Agreement, Company shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for Permitted Encumbrances. The inclusion of Proceeds in the Collateral shall not be deemed to constitute the Secured Party’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the Purchase Agreement.

(d)          Other Actions as to Any and All Collateral. The Company shall promptly (and in any event, within 5 Business Days of acquiring or obtaining such Collateral) notify the Secured Party in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code), or instruments (as defined in the Code) or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of the Secured Party, promptly execute such other documents, or if applicable, deliver such Chattel Paper other documents and do such other acts or things deemed reasonably necessary or desirable by the Secured Party to protect the Secured Party’s Liens therein.

(e)          Insurance. The Company shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. The Company shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Secured Party that (a) the Secured Party will be named as lender loss payee (mortgagee, as applicable) and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled for any reason whatsoever, such insurer will promptly notify Secured Party and such cancellation shall not be effective as to the Secured Party for at least thirty (30) days after receipt by the Secured Party of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. Copies of such policies or the related certificates, in each case, naming the Secured Party as lender loss payee and additional insured shall be delivered to the Secured Party at least annually and at the time any new policy of insurance is issued.

(f)          Inspection. The Company shall permit the Secured Party and its representatives and agents reasonable access to inspect the Collateral during normal business hours, upon reasonable prior notice and without undue interference with the Company’ business operations, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Secured Party from time to time.

7.          Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Transaction Documents referred to below in the manner so indicated.

(a)          Purchase Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Purchase Agreement, such provision of the Purchase Agreement shall control.

(b)          Note. In the event of any conflict between any provision in this Agreement and a provision in the Note, such provision of the Note shall control.

8.          Further Assurances.

(a)          The Company agrees that from time to time, at its own expense, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)          Subject to Section 8(c), the Company authorizes the filing by the Secured Party of financing or continuation statements, or amendments thereto, and the Company will execute and deliver to the Secured Party such other instruments or notices, as may be necessary or as Secured Party may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)          The Company authorizes the Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments with respect to the Collateral. The Company also hereby ratifies any and all financing statements or amendments previously filed by the Secured Party in any jurisdiction.

(d)          The Company acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Secured Party, subject to the Company’s rights under Section 9-509(d)(2) of the Code.

9.          Secured Party’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, the Secured Party (or its designee) may proceed to perform any and all of the obligations of the Company contained in any contract, lease, or other agreement and exercise any and all rights of the Company therein contained as fully as the Company itself could.

10.         Secured Party Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, at such time as an Event of Default has occurred and is continuing under the Note, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)          to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any Supporting Obligations in connection therewith or any other Collateral;

(b)          to receive and open all mail addressed to the Company and to notify postal authorities to change the address for the delivery of mail to the Company to that of Secured Party;

(c)          to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)          to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and

(e)          to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to the Company in respect of any Account;

To the extent permitted by law, the Company hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.         Secured Party May Perform. If the Company fails to perform any agreement contained herein, the Secured Party, after notice and a reasonable opportunity for the Company to cure such lack of performance, may itself perform, or cause performance of, such agreement, and the reasonable and documented out-of-pocket expenses of the Secured Party incurred in connection therewith shall be payable by the Company.

12.         Secured Party’s Duties. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interest in the Collateral, and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

13.         Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, the Secured Party or the Secured Party’s designee may (a) notify Account Debtors that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Secured Party or that the Secured Party has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

14.         Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a)          The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, the Company expressly agrees that, in any such event, the Secured Party without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Company or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Company to, and the Company hereby agrees that it will at its own expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to the Secured Party at one or more locations where the Company regularly maintains Inventory, and (ii) without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale or other disposition, at any of the Secured Party’s offices or elsewhere, for cash, on credit, and upon such other terms as the Secured Party may deem commercially reasonable. Without limiting the generality of the foregoing, the Secured Party may disclaim any and all representations and warranties in connection with any such sale or other disposition. The Company agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)          Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Purchase Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, the Company shall remain liable for any such deficiency.

(c)          The Company hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Secured Party shall have the right to an immediate writ of possession and shall have the right to the appointment of a receiver for the properties and assets of the Company.

15.         Remedies Cumulative. Each right, power, and remedy of the Secured Party as provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers, or remedies.

16.         Marshaling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

17.         Indemnity and Expenses.

(a)          The Company agrees to indemnify the Secured Party from and against all claims, lawsuits and liabilities (including reasonable and documented attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations.

(b)          The Company shall, upon demand, pay to the Secured Party all reasonable and documented out-of-pocket fees, costs, charges and expenses which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iv) the failure by the Company to perform or observe any of the provisions hereof.

18.         Merger, Amendments; Etc. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Party and the Company to which such amendment applies.

19.         Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to the Secured Party at its address specified in the Purchase Agreement, and to the address of the Company specified in the Purchase Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

20.         Continuing Security Interest: Assignments under Purchase Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash in accordance with the provisions of the Note and the Purchase Agreement, (b) be binding upon the Company and its successors and permitted assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Party and its successors and permitted assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may, in accordance with the provisions of the Note and the Purchase Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Note and the Purchase Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Note and the Purchase Agreement, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Company or any other Person entitled thereto. At such time, the Secured Party shall authorize the filing of appropriate termination statements to terminate such Security Interests and shall, at the expense of the Company, execute and deliver such other appropriate documents as the Company may reasonably request to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Note, the Purchase Agreement, any other Transaction Document, or any other instrument or document executed and delivered by the Company to the Secured Party nor any additional loans made by any Lender to the Company, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Company by the Secured Party, shall release the Company from any obligation, except a release or discharge executed in writing by the Secured Party in accordance with the provisions of the Note and the Purchase Agreement. The Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Secured Party would otherwise have had on any other occasion.

21.         Governing Law; Specific Performance; Consent to Jurisdiction; Venue.

(a)          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY OF THE CONFLICTS OF LAW PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION. THIS AGREEMENT SHALL NOT BE INTERPRETED OR CONSTRUED WITH ANY PRESUMPTION AGAINST THE PARTY CAUSING THIS AGREEMENT TO BE DRAFTED.

(b)          SUBJECT TO THE LAST SENTENCE OF THIS SECTION 21(b), ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY PARTY WITH RESPECT TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) AT ITS ADDRESS SET FORTH IN SECTION 19 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAILS OF THE UNITED STATES OF AMERICA. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE INVESTOR TO BRING PROCEEDINGS AGAINST EACH PARTY TO THIS AGREEMENT IN THE COURTS OF ANY OTHER JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES THE RIGHT TO REMOVE ANY JUDICIAL PROCEEDING BROUGHT AGAINST IT IN ANY STATE COURT TO ANY FEDERAL COURT. ANY JUDICIAL PROCEEDING BY ANY PARTY TO THIS AGREEMENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.

22.         Secured Party. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Secured Party” shall be a reference to the Secured Party, its successors and permitted assigns, subject to the limitation on assignment set forth in Section 7.7 of the Purchase Agreement.

23.         Miscellaneous.

(a)          This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Transaction Document mutatis mutandis.

(b)          Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)          Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)          The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)          Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the other Transaction Documents). Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Secured Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Secured Obligations other than unasserted contingent indemnification obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

[Signature Page Follows]

EXECUTION VERSION

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTOR:	ASEN 2, CORP.

	By:	/s/ Scott Feldhacker
Scott Feldhacker
Chief Executive Officer

SECURED PARTY:	PENTWATER EQUITY OPPORTUNITIES MASTER FUND LTD.

	By:	/s/ David Zirin
David Zirin
Director

PWCM MASTER FUND LTD.

	By:	/s/ David Zirin
David Zirin
Director